                                                              EXHIBIT 99.906CERT

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
            ---------------------------------------------------------

     In connection with the shareholder report of American Century International
Bond Funds (the  "Registrant") on Form N-CSR for the period ending June 30, 2005
(the "Report"),  we, the  undersigned,  certify,  pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that:

          (1)  The Report fully complies with the  requirements of Section 15(d)
               of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.

Dated:    August 29, 2005

                                   /s/ William M. Lyons
                                   -------------------------------------------
                                   William M. Lyons
                                   President
                                   (chief executive officer)

                                   /s/ Maryanne L. Roepke
                                   -------------------------------------------
                                   Maryanne L. Roepke
                                   Sr. Vice President, Treasurer, and
                                   Chief Accounting Officer
                                   (chief financial officer)